UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 22, 2008
                        (Date of earliest event reported)

                                DST SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             1-14036                                     43-1581814
     (Commission File Number)               (I.R.S. Employer Identification No.)

333 West 11th Street, Kansas City, Missouri                64105
  (Address of principal executive offices)               (Zip Code)

                                 (816) 435-1000
               Registrant's telephone number, including area code

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrantunder any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Extension of $200 million accounts receivable securitization program

In a Form 8-K dated May 24, 2007 (the "2007 8-K"), we described our entry into a $200 million accounts receivable securitization program with CIESCO, LLC, a third party multi-seller asset-backed commercial paper conduit administered by Citicorp North America, Inc. The Receivables Purchase Agreement (the "Agreement") was filed as Exhibit 10.2 to our quarterly report on Form 10-Q for the quarter ended June 30, 2007. In a First Amendment dated as of May 22, 2008 ("Amendment") to Receivables Purchase Agreement, conduit commitments have been extended to May 21, 2009, subject to conduit rights to terminate the program upon certain events and unless otherwise extended in accordance with such agreements. This summary does not purport to be complete, and is qualified in its entirety by reference to the 2007 8-K, the Agreement, and the Amendment which is attached hereto as Exhibit 10.1.

This report may contain forward-looking statements with respect to the accounts receivable securitization program and other matters discussed herein. Such information is based upon currently available information and DST's views as of today, and actual actions, results or accounting treatments could differ. There could be a number of factors affecting the securitization program or its financial statement impact, as well as factors affecting our future performance or results, including those described in DST's latest annual report on Form 10-K or quarterly report on Form 10-Q filed with the Securities and Exchange Commission. All such factors should be considered in evaluating any forward-looking statement. We will not update any forward-looking statements in this report to reflect future events.

ITEM 9.01  Financial Statements and Exhibits

(d). Exhibits.

Exhibit
Number            Description

10.1 First Amendment dated as of May 22, 2008 to Receivables Purchase Agreement dated as of May 24, 2007.

                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 23rd day of May, 2008.

                          DST SYSTEMS, INC.

                          By:    /s/ Randall D. Young
                          Name:  Randall D. Young
                          Title: Vice President, General Counsel and Secretary


                                                                   EXHIBIT 10.1

                First Amendment to Receivables Purchase Agreement


        FIRST AMENDMENT AGREEMENT dated as of May 22, 2008 (this "Amendment") among Fountainview Finance, LLC (the "Seller"), DST Systems, Inc., as servicer ("Servicer"), each of the originators listed on Schedule I hereto (the "Originators"), CIESCO, LLC, as the investor (the
"Investor"), Citibank, N.A., as a bank ("Citibank") and Citicorp North America, Inc., as agent (the "Agent").

        Preliminary Statements.

        (1) The Seller, the Originators, the Servicer, the Investor, Citibank and the Agent are parties to a Receivables Purchase Agreement dated as of May 24, 2007 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Agreement"; capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Agreement) pursuant to which, and subject to and upon the terms and conditions of which, the Seller has sold and may sell Receivable Interests from time to time to the Investor and Citibank.

        (2) The parties hereto desire to amend certain provisions of the Agreement in the manner and on the terms and conditions set forth herein.

        NOW, THEREFORE, the parties agree as follows:

        SECTION 1. Amendments to the Agreement. Upon effectiveness of this Amendment, the Agreement is hereby amended as follows:

        (a) The definition of "Applicable Margin" set forth in Section 1.01 of the Agreement is amended by deleting the percentage "0.75%" contained therein and substituting therefor the percentage "4.75%".

        (b) The definition of "Commitment Termination Date" set forth in Section
1.01 of the Agreement is amended by deleting the date "May 22, 2008" contained in clause (a) thereof and substituting therefor the date "May 21, 2009".

        (c) Section 1.01 of the Agreement is amended by adding the following new definition thereto in proper alphabetical order:

        "Accounting Based Consolidation Event" means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the Investor that are the subject of this Agreement, the Asset Purchase Agreement or any other Transaction Document with all or any portion of the assets and liabilities of Citibank or the Agent or any of their affiliates as the result of the existence of, or occurrence of any change in, accounting standards or the issuance of any pronouncement, interpretation or release, by any accounting body or any other body charged with the promulgation or administration of accounting standards, including, without limitation, the Financial Accounting Standards Board, the International Accounting Standards Board, the American Institute of Certified Public Accountants, the Federal Reserve Board of Governors and the Securities and Exchange Commission, and shall occur as of the date that such consolidation (i) shall have occurred with respect to the financial statements of Citibank or the Agent or any of their affiliates or (ii) shall have been required to have occurred, regardless of whether such financial statements were prepared as of such date.

        (d) Section 2.08(a) of the Agreement is amended and restated in its entirety to read as follows:

"(a) If CNAI, any Investor, any Bank, any entity which purchases or enters into a commitment to purchase Receivable Interests or interests therein, or any of their respective Affiliates (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) or the occurrence of any Accounting Based Consolidation Event (i) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment under the Transaction Documents or any Asset Purchase Agreement or the purchasing or maintaining the ownership of Receivable Interests, (ii) increases the cost of making or maintaining such commitment under the Transaction Documents or any Asset Purchase Agreement or purchasing or maintaining the ownership of Receivable Interests to any Affected Person or (iii) reduces the return of an Affected Person in connection with the Transaction Documents or any Asset Purchase Agreement, then, upon demand by such Affected Person (with a copy to the Agent), the Seller shall immediately pay to the Agent for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increase in capital, increased cost and/or reduced return in light of such circumstances. A certificate as to such amounts submitted to the Seller by such Affected Person shall be conclusive and binding for all purposes, absent manifest error."

        SECTION 2. Effectiveness. This Amendment shall become effective as of the date hereof at such time as the Agent shall have received, in form and substance satisfactory to it (a) executed counterparts of this Amendment, and
(b) executed counterparts of an amendment dated as of the date hereof to the Fee Agreement.

        SECTION 3. Representations and Warranties. The Seller and the Servicer each makes each of the representations and warranties contained in Sections 4.01 and 4.02, respectively, of the Agreement (after giving effect to this Amendment). The Seller, the Servicer and each Originator represents and warrants that this Amendment and each other document delivered by it pursuant hereto has been duly authorized, executed and delivered by the Seller, the Servicer or such Originator, as applicable, pursuant to its limited liability company or corporate powers, as applicable, and constitutes the legal, valid and binding obligation of the Seller, the Servicer or such Originator, as applicable.

        SECTION 4. Confirmation of Agreement. Each reference in the Agreement to "this Agreement" or "the Agreement" shall mean the Agreement as amended by this Amendment, and as hereafter amended or restated. Except as herein expressly amended, the Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

        SECTION 5. Costs and Expenses. The Seller agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Amendment and any other documents to be delivered hereunder including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, Citibank and the Investor with respect thereto and with respect to advising the Agent, Citibank and the Investor as to the rights and remedies of each under this Amendment and the Agreement, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Amendment and any other documents to be delivered hereunder.

        SECTION 6.  GOVERNING LAW.  THIS AMENDMENT SHALL, IN ACCORDANCE WITH
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

        SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in portable document format (pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER:                                  FOUNTAINVIEW FINANCE, LLC

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Treasurer

INVESTOR:                                CIESCO, LLC

                                         By:    Citicorp North America, Inc.,
                                                as Attorney-in-Fact

                                         By:    /s/ Junette M. Earl
                                         Name:  Junette M. Earl
                                         Title: Vice President

AGENT:                                   CITICORP NORTH AMERICA, INC., as Agent

                                         By:    /s/ Junette M. Earl
                                         Name:  Junette M. Earl
                                         Title: Vice President

BANK:                                    CITIBANK, N.A.

                                         By:    /s/ Junette M. Earl
                                         Name:  Junette M. Earl
                                         Title: Vice President

SERVICER:                                DST SYSTEMS, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Vice President &
                                                Chief Accounting Officer

ORIGINATORS:                             DST SYSTEMS, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Vice President &
                                                Chief Accounting Officer

                                         DST HEALTH SOLUTIONS, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST OUTPUT, LLC

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST OUTPUT CENTRAL, LLC

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST OUTPUT EAST, LLC

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST OUTPUT WEST, LLC

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST OUTPUT GRAPHICS, LLC

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST TECHNOLOGIES, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST STOCK TRANSFER, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST INTERNATIONAL NORTH AMERICA LTD.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST HEALTH SOLUTIONS, LLC (formerly
                                         known as DST HEALTH SOLUTIONS SERVICES,
                                         LLC, successor by merger with DST
                                         HEALTH SOLUTIONS SYSTEMS, LLC)

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer

                                         DST MAILING SERVICES, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Treasurer

                                         ISPACE SOFTWARE TECHNOLOGIES, INC.

                                         By:    /s/ Gregg Wm. Givens
                                         Name:  Gregg Wm. Givens
                                         Title: Assistant Treasurer


                                   SCHEDULE I

                                   ORIGINATORS

DST Health Solutions, Inc.
DST Health Solutions, LLC (formerly known as DST Health Solutions Services, LLC, successor by merger with DST Health Solutions Systems, LLC) iSpace Software Technologies, Inc.
DST Systems, Inc.
DST Output, LLC
DST Output Central, LLC
DST Output East, LLC
DST Stock Transfer, Inc.
DST Output West, LLC
DST Output Graphics, LLC
DST Technologies, Inc.
DST Mailing Services, Inc.
DST International North America Ltd.